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                                                                    Exhibit 99.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Cardiac Science, Inc. Amendment No. 3 to Registration Statement on Form S-4, No. 333-64386, dated August 23, 2001, of our report relating to the financial statements of Survivalink Corporation, which financial statements are incorporated by reference in this Current Report on Form 8-K/A as filed on October 25, 2001.

/s/  Ernst & Young LLP

ERNST & YOUNG LLP

Minneapolis, Minnesota
October 25, 2001